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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    As independent public accountants, we hereby consent to the use in this Amendment No. 2 to Registration Statement No. 333-86288 of Stolt Offshore S.A. on Form F-3 of our report on Mar Profundo Girassol, dated April 02, 2002, and to all references to our firm included in or made a part of this registration statement.



BARBIER FRINAULT & ASSOCIES



May 30, 2002


/s/ FRANCIS SCHEIDECKER